Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT JUNE 30, 2022 (1)

In apartment units

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	—	11,434	—	11,434
Dallas, TX	9,767	348	—	10,115	—	10,115
Tampa, FL	5,220	—	—	5,220	—	5,220
Orlando, FL	5,274	—	633	5,907	—	5,907
Charlotte, NC	5,867	—	—	5,867	—	5,867
Austin, TX	6,829	288	—	7,117	148	7,265
Raleigh/Durham, NC	5,350	—	—	5,350	—	5,350
Nashville, TN	4,375	—	—	4,375	—	4,375
Houston, TX	4,867	—	308	5,175	—	5,175
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	3,168	—	—	3,168	—	3,168
Phoenix, AZ	2,623	345	—	2,968	—	2,968
Fort Worth, TX	3,519	168	—	3,687	—	3,687
Northern Virginia	1,888	—	—	1,888	—	1,888
Richmond, VA	2,004	—	—	2,004	—	2,004
Savannah, GA	1,837	—	—	1,837	—	1,837
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Greenville, SC	2,355	—	—	2,355	—	2,355
Memphis, TN	1,811	—	—	1,811	—	1,811
Birmingham, AL	1,462	—	—	1,462	—	1,462
Denver, CO	812	—	306	1,118	—	1,118
San Antonio, TX	1,504	—	—	1,504	—	1,504
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	7,078	492	—	7,570	—	7,570
Total Multifamily Units	96,313	1,641	1,247	99,201	148	99,349
(1)
Schedule excludes MAA's 35% ownership in a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of June 30, 2022			Average Effective	As of June 30, 2022
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended June 30, 2022	Completed Units	Total Units, Including Development
Atlanta, GA	$2,047,860	14.1%	94.8%	$1,706	11,434
Dallas, TX	1,522,499	10.5%	95.2%	1,510	10,115
Charlotte, NC	970,785	6.7%	95.4%	1,452	5,867
Tampa, FL	903,613	6.2%	95.5%	1,895	5,220
Austin, TX	882,070	6.1%	95.0%	1,504	7,117
Orlando, FL	846,358	5.8%	95.5%	1,736	5,274
Raleigh/Durham, NC	714,309	4.9%	95.4%	1,376	5,350
Houston, TX	621,605	4.3%	95.2%	1,320	4,867
Northern Virginia	565,089	3.9%	95.0%	2,122	1,888
Nashville, TN	545,168	3.8%	95.8%	1,532	4,375
Phoenix, AZ	469,459	3.2%	95.0%	1,638	2,968
Charleston, SC	415,502	2.9%	95.7%	1,521	3,168
Fort Worth, TX	377,549	2.6%	95.1%	1,443	3,687
Jacksonville, FL	298,591	2.0%	96.7%	1,431	3,496
Richmond, VA	271,855	1.9%	95.2%	1,448	2,004
Fredericksburg, VA	249,393	1.7%	96.5%	1,714	1,435
Greenville, SC	231,082	1.6%	96.8%	1,192	2,355
Savannah, GA	220,321	1.5%	96.4%	1,463	1,837
Denver, CO	212,218	1.5%	95.4%	1,829	812
Kansas City, MO-KS	188,745	1.3%	95.7%	1,423	1,110
San Antonio, TX	167,836	1.2%	96.3%	1,288	1,504
Birmingham, AL	164,404	1.1%	96.1%	1,280	1,462
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	191,970	1.3%	94.5%	1,243	2,754
Florida	181,308	1.3%	96.0%	1,638	1,806
Maryland	170,744	1.2%	94.5%	1,866	757
Alabama	167,127	1.2%	96.4%	1,293	1,648
Virginia	156,140	1.1%	96.2%	1,628	1,039
Kentucky	96,156	0.7%	97.0%	1,066	1,308
Nevada	72,607	0.5%	94.6%	1,487	721
South Carolina	37,384	0.3%	94.8%	1,083	576
Stabilized Communities	$13,959,747	96.4%	95.4%	$1,531	97,954
Orlando, FL	160,896	1.1%	83.9%	2,144	633	633
Denver, CO	103,649	0.7%	89.5%	1,879	306	658
Salt Lake City, UT	55,342	0.4%	—	—	—	400
Houston, TX	54,652	0.4%	68.8%	1,567	308	308
Austin, TX	54,640	0.4%	30.6%	1,544	148	350
Atlanta, GA	49,496	0.3%	—	—	—	340
Phoenix, AZ	48,869	0.3%	—	—	—	317
Lease-up / Development Communities	$527,544	3.6%	70.4%	$1,895	1,395	3,006
Total Multifamily Communities	$14,487,291	100.0%	95.0%	$1,536	99,349	100,960
(1)
Schedule excludes MAA's 35% ownership in a 269 unit joint venture property in Washington, D.C. As of June 30, 2022, the gross investment in real estate for this community is $80.3 million and includes a mortgage note payable of $51.8 million. For the six months ended June 30, 2022, this apartment community achieved NOI of $3.7 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of June 30, 2022		Three Months Ended
	Apartment Units	Gross Real Assets	June 30, 2022	June 30, 2021	Percent Change
Operating Revenues
Same Store Communities	96,313	$13,660,842	$472,160	$415,403	13.7%
Non-Same Store Communities	1,641	298,905	10,734	15,471
Lease-up/Development Communities	1,395	527,544	5,895	149
Total Multifamily Portfolio	99,349	$14,487,291	$488,789	$431,023
Commercial Property/Land	—	330,111	6,251	5,904
Total Operating Revenues	99,349	$14,817,402	$495,040	$436,927

Property Operating Expenses
Same Store Communities			$171,922	$159,078	8.1%
Non-Same Store Communities			4,467	6,645
Lease-up/Development Communities			2,805	575
Total Multifamily Portfolio			$179,194	$166,298
Commercial Property/Land			2,483	2,463
Total Property Operating Expenses			$181,677	$168,761

Net Operating Income
Same Store Communities			$300,238	$256,325	17.1%
Non-Same Store Communities			6,267	8,826
Lease-up/Development Communities			3,090	(426)
Total Multifamily Portfolio			$309,595	$264,725
Commercial Property/Land			3,768	3,441
Total Net Operating Income			$313,363	$268,166	16.9%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Six Months Ended
	June 30, 2022	June 30, 2021	Percent Change	June 30, 2022	June 30, 2021	Percent Change
Property Taxes	$61,562	$58,336	5.5%	$119,744	$116,156	3.1%
Personnel	37,234	34,599	7.6%	72,548	68,144	6.5%
Utilities	29,909	28,398	5.3%	59,376	56,959	4.2%
Building Repair and Maintenance	23,439	20,494	14.4%	41,899	37,417	12.0%
Office Operations	6,590	5,665	16.3%	13,488	11,227	20.1%
Insurance	6,293	5,502	14.4%	12,512	10,964	14.1%
Marketing	6,895	6,084	13.3%	12,190	11,417	6.8%
Total Property Operating Expenses	$171,922	$159,078	8.1%	$331,757	$312,284	6.2%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended		Six Months Ended
	Apartment Units	Same Store NOI	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Atlanta, GA	11,434	13.1%	95.2%	95.8%	95.5%	95.3%
Dallas, TX	9,767	9.3%	95.3%	95.9%	95.5%	95.5%
Tampa, FL	5,220	6.9%	96.0%	97.5%	96.3%	97.3%
Orlando, FL	5,274	6.4%	96.1%	96.0%	96.3%	95.7%
Charlotte, NC	5,867	6.3%	95.7%	96.6%	95.7%	96.3%
Austin, TX	6,829	5.9%	95.3%	95.9%	95.2%	95.6%
Raleigh/Durham, NC	5,350	5.3%	95.4%	96.1%	95.4%	95.9%
Nashville, TN	4,375	4.7%	95.9%	95.9%	95.7%	95.2%
Houston, TX	4,867	3.7%	95.3%	95.1%	95.5%	94.5%
Jacksonville, FL	3,496	3.4%	96.4%	97.8%	96.6%	97.7%
Charleston, SC	3,168	3.4%	95.7%	96.7%	95.8%	96.2%
Phoenix, AZ	2,623	3.4%	95.5%	97.2%	96.0%	97.1%
Fort Worth, TX	3,519	3.3%	95.6%	96.6%	95.7%	96.2%
Northern Virginia	1,888	2.9%	95.7%	95.9%	95.5%	95.9%
Richmond, VA	2,004	2.1%	95.9%	97.0%	96.1%	96.9%
Savannah, GA	1,837	2.0%	96.7%	97.4%	96.8%	97.3%
Fredericksburg, VA	1,435	1.9%	97.0%	97.9%	96.8%	97.4%
Greenville, SC	2,355	1.9%	96.6%	96.8%	96.3%	96.3%
Memphis, TN	1,811	1.6%	94.9%	97.7%	95.3%	97.7%
Birmingham, AL	1,462	1.3%	96.0%	96.8%	95.7%	96.7%
Denver, CO	812	1.1%	95.7%	95.2%	96.1%	94.4%
San Antonio, TX	1,504	1.1%	96.5%	97.0%	95.9%	95.9%
Huntsville, AL	1,228	1.1%	95.9%	97.6%	96.0%	97.2%
Kansas City, MO-KS	1,110	1.1%	95.4%	95.3%	95.6%	94.6%
Other	7,078	6.8%	96.0%	97.2%	96.1%	96.8%
Total Same Store	96,313	100.0%	95.7%	96.4%	95.8%	96.0%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2022	Q2 2021	% Chg	Q2 2022	Q2 2021	% Chg	Q2 2022	Q2 2021	% Chg	Q2 2022	Q2 2021	% Chg
Atlanta, GA	11,434	$61,641	$54,281	13.6%	$22,386	$20,642	8.4%	$39,255	$33,639	16.7%	$1,706	$1,505	13.4%
Dallas, TX	9,767	46,530	40,743	14.2%	18,676	18,432	1.3%	27,854	22,311	24.8%	1,501	1,314	14.2%
Tampa, FL	5,220	31,285	26,600	17.6%	10,460	9,191	13.8%	20,825	17,409	19.6%	1,895	1,583	19.8%
Orlando, FL	5,274	29,367	25,084	17.1%	10,124	9,584	5.6%	19,243	15,500	24.1%	1,736	1,484	17.0%
Charlotte, NC	5,867	27,294	24,333	12.2%	8,470	7,887	7.4%	18,824	16,446	14.5%	1,452	1,281	13.3%
Austin, TX	6,829	33,167	28,632	15.8%	15,407	13,829	11.4%	17,760	14,803	20.0%	1,515	1,314	15.3%
Raleigh/Durham, NC	5,350	23,952	21,056	13.8%	8,002	7,279	9.9%	15,950	13,777	15.8%	1,376	1,206	14.1%
Nashville, TN	4,375	21,528	18,931	13.7%	7,460	7,007	6.5%	14,068	11,924	18.0%	1,532	1,345	13.9%
Houston, TX	4,867	20,725	18,984	9.2%	9,490	8,941	6.1%	11,235	10,043	11.9%	1,320	1,217	8.5%
Jacksonville, FL	3,496	15,680	13,480	16.3%	5,361	4,743	13.0%	10,319	8,737	18.1%	1,431	1,211	18.2%
Charleston, SC	3,168	15,463	13,469	14.8%	5,305	4,941	7.4%	10,158	8,528	19.1%	1,521	1,308	16.3%
Phoenix, AZ	2,623	13,602	11,627	17.0%	3,514	3,223	9.0%	10,088	8,404	20.0%	1,620	1,370	18.3%
Fort Worth, TX	3,519	16,838	14,992	12.3%	7,020	6,404	9.6%	9,818	8,588	14.3%	1,438	1,265	13.7%
Northern Virginia	1,888	12,493	11,883	5.1%	3,814	3,856	(1.1)%	8,679	8,027	8.1%	2,122	2,015	5.3%
Richmond, VA	2,004	9,459	8,485	11.5%	3,101	2,754	12.6%	6,358	5,731	10.9%	1,448	1,288	12.5%
Savannah, GA	1,837	8,989	7,472	20.3%	3,110	2,905	7.1%	5,879	4,567	28.7%	1,463	1,217	20.2%
Fredericksburg, VA	1,435	8,040	7,257	10.8%	2,186	1,993	9.7%	5,854	5,264	11.2%	1,714	1,542	11.2%
Greenville, SC	2,355	9,486	8,430	12.5%	3,701	3,399	8.9%	5,785	5,031	15.0%	1,192	1,045	14.1%
Memphis, TN	1,811	7,404	6,688	10.7%	2,714	2,510	8.1%	4,690	4,178	12.3%	1,293	1,116	15.9%
Birmingham, AL	1,462	6,281	5,611	11.9%	2,333	2,230	4.6%	3,948	3,381	16.8%	1,280	1,143	12.0%
Denver, CO	812	4,727	4,236	11.6%	1,323	1,224	8.1%	3,404	3,012	13.0%	1,829	1,658	10.3%
San Antonio, TX	1,504	6,235	5,647	10.4%	2,839	2,663	6.6%	3,396	2,984	13.8%	1,288	1,148	12.2%
Huntsville, AL	1,228	5,071	4,581	10.7%	1,783	1,395	27.8%	3,288	3,186	3.2%	1,222	1,089	12.1%
Kansas City, MO-KS	1,110	5,013	4,609	8.8%	1,834	1,736	5.6%	3,179	2,873	10.7%	1,423	1,313	8.4%
Other	7,078	31,890	28,292	12.7%	11,509	10,310	11.6%	20,381	17,982	13.3%	1,406	1,228	14.5%
Total Same Store	96,313	$472,160	$415,403	13.7%	$171,922	$159,078	8.1%	$300,238	$256,325	17.1%	$1,529	$1,338	14.3%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2022	Q1 2022	% Chg	Q2 2022	Q1 2022	% Chg	Q2 2022	Q1 2022	% Chg	Q2 2022	Q1 2022	% Chg
Atlanta, GA	11,434	$61,641	$59,597	3.4%	$22,386	$21,046	6.4%	$39,255	$38,551	1.8%	$1,706	$1,647	3.5%
Dallas, TX	9,767	46,530	44,760	4.0%	18,676	18,579	0.5%	27,854	26,181	6.4%	1,501	1,439	4.3%
Tampa, FL	5,220	31,285	29,930	4.5%	10,460	10,055	4.0%	20,825	19,875	4.8%	1,895	1,798	5.4%
Orlando, FL	5,274	29,367	27,890	5.3%	10,124	9,638	5.0%	19,243	18,252	5.4%	1,736	1,651	5.1%
Charlotte, NC	5,867	27,294	26,480	3.1%	8,470	7,692	10.1%	18,824	18,788	0.2%	1,452	1,397	3.9%
Austin, TX	6,829	33,167	31,781	4.4%	15,407	12,627	22.0%	17,760	19,154	(7.3)%	1,515	1,450	4.5%
Raleigh/Durham, NC	5,350	23,952	22,907	4.6%	8,002	7,141	12.1%	15,950	15,766	1.2%	1,376	1,326	3.8%
Nashville, TN	4,375	21,528	20,580	4.6%	7,460	6,985	6.8%	14,068	13,595	3.5%	1,532	1,472	4.1%
Houston, TX	4,867	20,725	20,220	2.5%	9,490	8,455	12.2%	11,235	11,765	(4.5)%	1,320	1,285	2.7%
Jacksonville, FL	3,496	15,680	15,206	3.1%	5,361	4,944	8.4%	10,319	10,262	0.6%	1,431	1,369	4.6%
Charleston, SC	3,168	15,463	14,857	4.1%	5,305	4,950	7.2%	10,158	9,907	2.5%	1,521	1,453	4.6%
Phoenix, AZ	2,623	13,602	13,112	3.7%	3,514	3,293	6.7%	10,088	9,819	2.7%	1,620	1,560	3.9%
Fort Worth, TX	3,519	16,838	16,245	3.7%	7,020	6,046	16.1%	9,818	10,199	(3.7)%	1,438	1,382	4.0%
Northern Virginia	1,888	12,493	12,171	2.6%	3,814	3,886	(1.9)%	8,679	8,285	4.8%	2,122	2,067	2.7%
Richmond, VA	2,004	9,459	9,007	5.0%	3,101	3,091	0.3%	6,358	5,916	7.5%	1,448	1,404	3.2%
Savannah, GA	1,837	8,989	8,434	6.6%	3,110	2,897	7.4%	5,879	5,537	6.2%	1,463	1,382	5.9%
Fredericksburg, VA	1,435	8,040	7,690	4.6%	2,186	2,294	(4.7)%	5,854	5,396	8.5%	1,714	1,671	2.6%
Greenville, SC	2,355	9,486	9,106	4.2%	3,701	3,302	12.1%	5,785	5,804	(0.3)%	1,192	1,155	3.3%
Memphis, TN	1,811	7,404	7,314	1.2%	2,714	2,636	3.0%	4,690	4,678	0.3%	1,293	1,250	3.4%
Birmingham, AL	1,462	6,281	6,010	4.5%	2,333	2,338	(0.2)%	3,948	3,672	7.5%	1,280	1,234	3.7%
Denver, CO	812	4,727	4,660	1.4%	1,323	1,338	(1.1)%	3,404	3,322	2.5%	1,829	1,776	2.9%
San Antonio, TX	1,504	6,235	5,940	5.0%	2,839	2,498	13.7%	3,396	3,442	(1.3)%	1,288	1,237	4.1%
Huntsville, AL	1,228	5,071	4,928	2.9%	1,783	1,608	10.9%	3,288	3,320	(1.0)%	1,222	1,185	3.1%
Kansas City, MO-KS	1,110	5,013	4,870	2.9%	1,834	1,765	3.9%	3,179	3,105	2.4%	1,423	1,386	2.7%
Other	7,078	31,890	30,782	3.6%	11,509	10,731	7.3%	20,381	20,051	1.6%	1,406	1,353	3.9%
Total Same Store	96,313	$472,160	$454,477	3.9%	$171,922	$159,835	7.6%	$300,238	$294,642	1.9%	1,529	$1,469	4.0%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS AS OF JUNE 30, 2022 AND 2021

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2022	Q2 2021	% Chg	Q2 2022	Q2 2021	% Chg	Q2 2022	Q2 2021	% Chg	Q2 2022	Q2 2021	% Chg
Atlanta, GA	11,434	$121,238	$107,387	12.9%	$43,432	$40,449	7.4%	$77,806	$66,938	16.2%	$1,676	$1,489	12.6%
Dallas, TX	9,767	91,290	80,663	13.2%	37,255	36,572	1.9%	54,035	44,091	22.6%	1,470	1,303	12.8%
Tampa, FL	5,220	61,215	52,472	16.7%	20,515	18,306	12.1%	40,700	34,166	19.1%	1,847	1,558	18.5%
Orlando, FL	5,274	57,257	49,682	15.2%	19,762	18,777	5.2%	37,495	30,905	21.3%	1,694	1,469	15.3%
Charlotte, NC	5,867	53,774	48,103	11.8%	16,162	15,191	6.4%	37,612	32,912	14.3%	1,424	1,268	12.3%
Austin, TX	6,829	64,948	56,609	14.7%	28,034	26,871	4.3%	36,914	29,738	24.1%	1,482	1,297	14.3%
Raleigh/Durham, NC	5,350	46,859	41,901	11.8%	15,143	14,049	7.8%	31,716	27,852	13.9%	1,351	1,195	13.1%
Nashville, TN	4,375	42,108	37,233	13.1%	14,445	13,704	5.4%	27,663	23,529	17.6%	1,502	1,329	13.0%
Houston, TX	4,867	40,945	37,507	9.2%	17,945	17,300	3.7%	23,000	20,207	13.8%	1,303	1,211	7.5%
Jacksonville, FL	3,496	30,886	26,614	16.1%	10,305	9,317	10.6%	20,581	17,297	19.0%	1,400	1,196	17.1%
Charleston, SC	3,168	30,320	26,526	14.3%	10,255	9,649	6.3%	20,065	16,877	18.9%	1,487	1,289	15.3%
Phoenix, AZ	2,623	26,714	22,889	16.7%	6,807	6,348	7.2%	19,907	16,541	20.3%	1,590	1,349	17.9%
Fort Worth, TX	3,519	33,083	29,518	12.1%	13,066	12,540	4.2%	20,017	16,978	17.9%	1,410	1,250	12.8%
Northern Virginia	1,888	24,664	23,887	3.3%	7,700	7,721	(0.3)%	16,964	16,166	4.9%	2,095	2,019	3.8%
Richmond, VA	2,004	18,466	16,768	10.1%	6,192	5,525	12.1%	12,274	11,243	9.2%	1,426	1,272	12.1%
Savannah, GA	1,837	17,423	14,627	19.1%	6,007	5,620	6.9%	11,416	9,007	26.7%	1,423	1,195	19.1%
Fredericksburg, VA	1,435	15,730	14,151	11.2%	4,480	4,092	9.5%	11,250	10,059	11.8%	1,693	1,512	12.0%
Greenville, SC	2,355	18,592	16,652	11.7%	7,003	6,651	5.3%	11,589	10,001	15.9%	1,174	1,035	13.4%
Memphis, TN	1,811	14,718	13,130	12.1%	5,350	5,085	5.2%	9,368	8,045	16.4%	1,271	1,096	16.0%
Birmingham, AL	1,462	12,291	11,139	10.3%	4,671	4,393	6.3%	7,620	6,746	13.0%	1,257	1,126	11.7%
Denver, CO	812	9,387	8,404	11.7%	2,661	2,519	5.6%	6,726	5,885	14.3%	1,803	1,642	9.8%
San Antonio, TX	1,504	12,175	11,024	10.4%	5,337	5,034	6.0%	6,838	5,990	14.2%	1,263	1,138	10.9%
Huntsville, AL	1,228	9,999	9,016	10.9%	3,391	2,894	17.2%	6,608	6,122	7.9%	1,204	1,072	12.3%
Kansas City, MO-KS	1,110	9,883	9,110	8.5%	3,599	3,424	5.1%	6,284	5,686	10.5%	1,405	1,302	7.9%
Other	7,078	62,672	55,537	12.8%	22,240	20,253	9.8%	40,432	35,284	14.6%	1,379	1,211	13.9%
Total Same Store	96,313	$926,637	$820,549	12.9%	$331,757	$312,284	6.2%	$594,880	$508,265	17.0%	$1,499	$1,323	13.3%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of			Development Costs as of
		June 30, 2022			June 30, 2022				Expected
					Expected	Spend	Expected	Start	Initial
	Location	Total	Delivered	Leased	Total	to Date	Remaining	Date	Occupancy	Completion	Stabilization (1)
MAA Windmill Hill	Austin, TX	350	148	144	$63,000	$54,640	$8,360	4Q20	1Q22	4Q22	4Q23
Novel Val Vista (2)	Phoenix, AZ	317	—	—	72,500	48,869	23,631	4Q20	1Q23	3Q23	3Q24
Novel West Midtown (2)	Atlanta, GA	340	—	—	89,500	49,496	40,004	2Q21	4Q22	3Q23	3Q24
Novel Daybreak (2)	Salt Lake City, UT	400	—	—	94,000	55,342	38,658	2Q21	4Q22	3Q23	4Q24
MAA Central Park I	Denver, CO	352	—	—	125,000	22,081	102,919	1Q22	4Q23	4Q24	3Q25
Total Active		1,759	148	144	$444,000	$230,428	$213,572

(1) Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.

(2) MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of June 30, 2022
	Location	Total Units	Physical Occupancy	Spend to Date	Construction Completed	Expected Stabilization (1)
Sand Lake (2)	Orlando, FL	264	89.4%	$63,543	4Q21	3Q22
MAA Westglenn	Denver, CO	306	89.5%	81,562	1Q22	3Q22
MAA Robinson	Orlando, FL	369	79.9%	97,354	4Q21	1Q23
MAA Park Point	Houston, TX	308	68.8%	54,619	1Q22	1Q23
Total		1,247	81.5%	$297,078

(1) Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.

(2) MAA owns 95% of the joint venture that owns this property.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

	Six months ended June 30, 2022
Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
2,942	$15,780	$5,364	$142	10.8%	10,000 - 14,000

Supplemental Data S-8

2022 ACQUISITION ACTIVITY (THROUGH JUNE 30, 2022)

Land Acquisition	Market	Acreage	Closing Date
MAA Florida Street Station	Denver, CO	4	March 2022
MAA Packing District	Orlando, FL	4	May 2022

2022 DISPOSITION ACTIVITY (THROUGH JUNE 30, 2022)

Multifamily Dispositions	Market	Apartment Units	Closing Date
MAA Deer Run	Fort Worth, TX	304	June 2022
MAA Oakbend	Fort Worth, TX	426	June 2022

Land Dispositions	Market	Acreage	Closing Date
Colonial Promenade	Huntsville, AL	2	April 2022

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2022

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,518,314	100.0%	3.4%	8.2
Floating rate debt	—	0.0%	0.0%	—
Total	$4,518,314	100.0%	3.4%	8.2

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,153,650	91.9%	3.3%	6.7
Secured debt	364,664	8.1%	4.4%	26.3
Total	$4,518,314	100.0%	3.4%	8.2

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q2 2022 NOI	Percent of Total
Unencumbered gross assets	$14,424,804	93.8%	$298,030	95.1%
Encumbered gross assets	945,291	6.2%	15,333	4.9%
Total	$15,370,095	100.0%	$313,363	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2022	$124,921	3.3%
2023	349,172	4.2%
2024	398,433	4.0%
2025	402,098	4.2%
2026	296,816	1.2%
2027	596,155	3.7%
2028	396,391	4.2%
2029	559,749	3.7%
2030	297,369	3.1%
2031	444,654	1.8%
Thereafter	652,556	3.8%
Total	$4,518,314	3.4%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2022 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper & Revolving Credit Facility ⁽¹⁾ ⁽²⁾	Public Bonds	Secured	Total
2022	$—	$124,921	$—	$124,921
2023	—	349,172	—	349,172
2024	—	398,433	—	398,433
2025	—	397,386	4,712	402,098
2026	—	296,816	—	296,816
2027	—	596,155	—	596,155
2028	—	396,391	—	396,391
2029	—	559,749	—	559,749
2030	—	297,369	—	297,369
2031	—	444,654	—	444,654
Thereafter	—	292,604	359,952	652,556
Total	$—	$4,153,650	$364,664	$4,518,314
(1)
There were no borrowings outstanding under MAALP’s unsecured commercial paper program as of June 30, 2022. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $500.0 million. For the three months ended June 30, 2022, average daily borrowings outstanding under the commercial paper program were $16.3 million.
(2)
There were no borrowings outstanding under MAALP’s $1.0 billion unsecured revolving credit facility as of June 30, 2022. In July 2022, MAALP amended its unsecured revolving credit facility, increasing borrowing capacity to $1.25 billion with an option to expand to $2.0 billion. The amended facility has a maturity date of October 2026 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	29.4%	Yes
Total secured debt to adjusted total assets	40% or less	2.4%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	6.6x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	343.1%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	22.8%	Yes
Total secured debt to total capitalized asset value	40% or Less	1.9%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	6.6x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	21.9%	Yes

(1) The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements.

Supplemental Data S-10

2022 GUIDANCE

MAA provides guidance on expected Core FFO per Share and Core AFFO per Share, which are non-GAAP financial measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected Core FFO per Share and Core AFFO per Share is provided below.

	Revised Range	Revised Midpoint
Earnings:
Earnings per common share - diluted	$5.65 to $5.89	$5.77
Core FFO per Share - diluted	$8.13 to $8.37	$8.25
Core AFFO per Share - diluted	$7.34 to $7.58	$7.46

MAA Same Store Portfolio:
Number of units		96,313
Average physical occupancy	95.6% to 96.0%	95.8%
Property revenue growth	11.5% to 12.5%	12.0%
Effective rent growth	12.75% to 13.75%	13.25%
Property operating expense growth	6.5% to 7.5%	7.0%
NOI growth	14.0% to 16.0%	15.0%
Real estate tax expense growth	5.0% to 6.0%	5.5%

Corporate Expenses: ($ in millions)
General and administrative expenses	$60.5 to $62.5	$61.5
Property management expenses	$62.0 to $64.0	$63.0
Total overhead	$122.5 to $126.5	$124.5

Transaction/Investment Volume: ($ in millions)
Development investment	$175.0 to $225.0	$200.0
Multifamily acquisition volume	$75.0 to $125.0	$100.0
Multifamily disposition volume	$300.0 to $350.0	$325.0

Debt:
Average effective interest rate	3.4% to 3.6%	3.5%
Capitalized interest ($ in millions)	$7.5 to $8.5	$8.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	118.5 to 119.0 million	118.75 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER SHARE FOR 2022 GUIDANCE

	Full Year 2022 Guidance Range
	Low	High
Earnings per common share - diluted	$5.65	$5.89
Real estate depreciation and amortization	4.62	4.62
Gains on sale of depreciable assets	(2.21)	(2.21)
FFO per Share - diluted	8.06	8.30
Non-Core FFO items (1)	0.07	0.07
Core FFO per Share - diluted	8.13	8.37
Recurring capital expenditures	(0.79)	(0.79)
Core AFFO per Share - diluted	$7.34	$7.58
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, net casualty gain or loss, gain or loss on debt extinguishment, legal costs and settlements, net, COVID-19 related costs and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	Baa1	Positive
Standard & Poor’s Ratings Services (1)	A-2	BBB+	Positive
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Earnings release & conference call	Late October	Early February	Late April	Late July

Dividend Information - Common Shares:	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Declaration date	5/18/2021	9/28/2021	12/7/2021	3/22/2022	5/17/2022
Record date	7/15/2021	10/15/2021	1/14/2022	4/14/2022	7/15/2022
Payment date	7/30/2021	10/29/2021	1/31/2022	4/29/2022	7/29/2022
Distributions per share	$1.0250	$1.0250	$1.0875	$1.0875	$1.2500

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12